Exhibit 99.30

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 4/15/2008


Blended Coupon 6.8717%


Excess Protection Level
3 Month Average   5.65%
August, 2000   5.56%
July, 2000   5.99%
June, 2000   5.40%


Cash Yield19.15%


Investor Charge Offs 4.51%


Base Rate 9.08%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$6,039,606,300.19